Dear Turner International Growth Fund Shareholder:
     I am writing to ask for your support for an important opportunity involving your investment in Turner International Growth Fund (the “Turner Fund”).
     Turner Investments, L.P. (“Turner”) has entered into an agreement with John Hancock Investment Management Services, LLC (“JHIMS”) that proposes to reorganize the Turner Fund into a new mutual fund with the same investment objective, policies and restrictions, but offered and managed through the John Hancock organization. The name of the new fund is the John Hancock International Growth Equity Fund, which would be a newly organized series of John Hancock Funds II (the “New Fund”).
     After the reorganization, or “fund adoption” as it is sometimes called, JHIMS would be the investment adviser to the New Fund and Turner would serve as the subadviser with responsibility for day-to-day portfolio management, using the same investment strategy that it currently uses for your fund. JHIMS or its affiliates will assist in all other operations of the New Fund, including the distribution of New Fund shares and provision of transfer agency and administrative services. The New Fund’s investment strategies and principal risks are the same as those of your fund and are explained in detail in the enclosed proxy materials.
Turner’s Motivation for Agreeing to the Fund Adoption
     John Hancock’s overall distribution strategy and capabilities extend to both institutional and retail investors, with an especially strong emphasis on and success through retail distribution channels (such as individual investors and broker-dealers). Turner expects that John Hancock’s robust retail distribution franchise may offer a better chance of introducing investors to the international growth management capability of Turner than if we continued on our current path with this fund. In short, Turner views the proposed adoption transaction as potentially beneficial to Turner, to John Hancock, and, most importantly, to the shareholders of the Turner Fund.
The Reorganization Offers You Potential Advantages
     Here are the most important advantages we see:
     You will become a shareholder in a newly created fund that will benefit from the experience of John Hancock in the distribution of mutual funds through a broader range of channels than currently available to your fund, with a greater potential to increase asset size and achieve important long-term economies of scale. (John Hancock has adopted several other mutual funds and most have grown considerably over their original size.)
     In addition, assuming the New Fund realizes its potential for growth, certain administrative costs would be spread across the New Fund’s larger asset base, which could increase its overall efficiency, with the potential to lower costs further.
     Moreover, as a shareholder of the New Fund, you will have access to the additional investment options and shareholder services offered by the John Hancock family of funds, while pursuing the same investment goals with Turner as the subadviser of the New Fund.
     As explained in more detail later in these materials, holders of Investor Class shares of the Turner Fund will receive Class A shares of the New Fund in the reorganization, and the holders of Institutional Class shares of the Turner Fund will receive Class I shares of the New Fund. JHIMS has agreed to limit the “net annual operating expenses” of Class A and Class I shares of the New Fund to 1.35% and 1.10%, respectively, until January 31, 2015. That means that, for all shareholders, the maximum annual expenses of the New Fund are expected to be the same as those of your fund through that date. In addition, as discussed in this combined prospectus and proxy statement, based on the Turner Fund’s assets as of March 31, 2012, the estimated total annual operating expenses of Class I shares of the New Fund (before waivers and reimbursements) are lower than the current gross operating expenses of the Institutional Class shares of the Turner Fund, although the estimated total annual operating expenses of Class A shares of the New Fund (before waivers and reimbursements) are higher than the current gross operating expenses of the Investor Class shares of the Turner Fund. Further. To the extent that the New Fund’s assets grow after the closing of the reorganization, the total annual operating expenses of both classes of New Fund shares (before waivers and reimbursements) could be lower than the current gross operating expenses of the corresponding Turner Fund share classes.

     The New Fund’s adoption of your fund is expected to have no negative tax impact on shareholders.
What Will Not Change as a Result of the Proposed Transaction
     Turner will remain an independent investment adviser. Turner will continue to be in the mutual fund business with its own funds, the Turner Funds. (As of September 30, 2012, Turner Funds amount to nearly $11.6 billion in total net assets.) None of the other Turner Funds is affected by this transaction.
We Need Your Vote of Approval.
     After careful consideration and for the reasons described in these materials, your fund’s Trustees have unanimously approved the reorganization of the Turner Fund into the New Fund, and shareholder approval is required to complete the transaction. The enclosed combined proxy statement and prospectus contains a further explanation and important details about the reorganization, which I strongly encourage you to read before voting. Please note that if timely approved by the shareholders, the reorganization is scheduled to take place at the close of business on or about January 11, 2013.
Your Vote Matters!
     You are being asked to approve these changes. No matter how large or small your fund holdings, your vote is extremely important. After you review the proxy materials, please submit your vote promptly to help us avoid the need for additional mailings. For your convenience, you may vote in any one of three ways: via telephone by calling the number listed on your proxy card; via mail by returning the enclosed proxy card; or via the Internet site listed on the proxy card. Please have your proxy card available when calling to vote by telephone or when using the Internet voting site.
     I am confident that the proposed change will help Turner better serve you and all of your fund’s shareholders.
     If you have questions, please call 1-800-224-6312 between 9:00 a.m. and 10:00 p.m. Monday through Friday (Eastern Time). I thank you for your time and your prompt vote on this matter.

Sincerely
/s/ Thomas R. Trala, Jr.
Thomas R. Trala, Jr.
President Turner Funds

Turner International Growth Fund
(the “fund” or “your fund”)
a series of Turner Funds
1205 Westlakes Drive, Suite 100
Berwyn, Pennsylvania 19312
Notice of Special Meeting of Shareholders
Scheduled for January 2, 2013
This is the formal agenda for the fund’s shareholder meeting. It describes what matters will be voted on and the time and place of the meeting, in case you want to attend in person.
To the shareholders of the fund:
A shareholder meeting of the fund will be held at the offices of Turner Investments, L.P., 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, on Wednesday, January 2, 2013, at 11:00 a.m., Eastern Time, to consider the following:
1.	A proposal to approve an Agreement and Plan of Reorganization between your fund and John Hancock International Growth Equity Fund, a series of John Hancock Funds II (the “Acquiring Fund”). Under this agreement, your fund would transfer all of its assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund. These shares would be distributed, as described in the accompanying proxy statement and prospectus, proportionately to you and the other shareholders of your fund, in redemption of and in exchange for the shares of your fund. The Acquiring Fund would also assume all of your fund’s stated liabilities. Your fund’s Board of Trustees recommends that you vote FOR this proposal.

2.	Any other business that may properly come before the meeting.
Shareholders of record as of the close of business on October 22, 2012, are entitled to vote at the meeting and any related adjournments or postponements and follow-up meetings.
Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, additional shareholder solicitation may be required.
By order of the Board of Trustees,
/s/ Brian F. McNally
Brian F. McNally
Secretary
Berwyn, Pennsylvania
October 31, 2012

PROXY STATEMENT of
Turner International Growth Fund
(the “Acquired Fund”)
a series of Turner Funds
PROSPECTUS for
John Hancock International Growth Equity Fund
(the “Acquiring Fund”)
a series of John Hancock Funds II
(“JHF II”)
The address of the Acquired Fund is 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, and the address of the Acquiring Fund is 601 Congress Street, Boston, Massachusetts 02210. The Acquired Fund and the Acquiring Fund are together referred to as the “Funds.”
* * * * * *
This proxy statement and prospectus contains the information shareholders should know before voting on the proposed reorganization. Please read it carefully and retain it for future reference.

	Acquired Fund	Acquiring Fund	Shareholders Entitled to Vote
Proposal	Turner International Growth Fund	John Hancock International Growth Equity Fund	Turner International Growth Fund Shareholders
How the Reorganization Will Work
▪	The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Fund’s stated liabilities.

▪	The Acquiring Fund will be managed by the same portfolio managers as the Acquired Fund, using the same investment strategies and portfolio management techniques.

▪	The Acquiring Fund will issue Class A shares to the Acquired Fund in an amount equal to the value of the Acquired Fund’s net assets attributable to its Investor Class shares. These shares will be distributed to the Acquired Fund’s Investor Class shareholders in proportion to their holdings on the reorganization date.

▪	The Acquiring Fund will issue Class I shares to the Acquired Fund in an amount equal to the value of the Acquired Fund’s net assets attributable to its Institutional Class shares. These shares will be distributed to the Acquired Fund’s Institutional Class shareholders in proportion to their holdings on the reorganization date.

▪	The Acquired Fund will be terminated, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, and this transaction will be a tax-free event for you.

▪	For federal income tax purposes, the reorganization is intended not to result in income, gain or loss being recognized by the Acquired Fund, the Acquiring Fund or the shareholders of the Acquired Fund.
Rationale for the Reorganization
The reorganization is intended to reorganize the Acquired Fund with a newly organized international growth fund advised by the Acquiring Fund’s adviser, John Hancock Investment Management Services, LLC (“JHIMS”), and subadvised by the Acquired Fund’s adviser, Turner Investments, L.P. (“Turner”). Like the Acquired Fund, the Acquiring Fund seeks long-term capital appreciation.
Immediately following the reorganization of the Acquired Fund into the Acquiring Fund, as a result of a contractual limitation of expenses by JHIMS, the maximum net annual operating expenses of Class A and Class I shares of the Acquiring Fund are expected to be no higher than the current annual net operating expenses of the corresponding classes of the Acquired Fund until January 31, 2015. In addition, the

Acquiring Fund may realize lower long-term expenses resulting from greater economies of scale as the Acquiring Fund’s assets grow.
Management of the Acquired Fund believes that the Acquiring Fund will be in a better position to grow assets than the Acquired Fund would be as currently constituted. The Acquiring Fund would benefit from the experience of the John Hancock fund complex in the distribution of mutual funds through a broader range of distribution channels and additional share classes than currently available to the Acquired Fund. The Acquiring Fund may be better positioned in the market to increase asset size and achieve additional economies of scale, which may enable the Acquiring Fund to benefit from the ability to achieve better net prices on securities trades and spread fixed expenses in a manner that may contribute to achieving a lower expense ratio in the long-term than the Acquired Fund would be expected to achieve as currently constituted.
Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Where to Get More Information

▪ The Class A and/or Class I prospectus of the Acquiring Fund dated October 17, 2012	This prospectus, which is included in the same envelope as this proxy statement and prospectus, is incorporated by reference into (and therefore legally part of) this proxy statement and prospectus.

▪    The prospectus of the Acquired Fund dated January 31, 2012, as supplemented through September 21, 2012

▪    The annual report of the Acquired Fund dated September 30, 2011

▪    The semi-annual report of the Acquired Fund dated March 31, 2012

▪    The statement of additional information (“SAI”) dated October 31, 2012, that relates to this proxy statement and prospectus and the reorganization, and contains additional information about the Acquired Fund and the Acquiring Fund

▪    The SAI of the Acquired Fund dated January 31, 2012, as supplemented through May 22, 2012

▪    The SAI of the Acquiring Fund dated October 17, 2012
These documents and additional information about the Funds are on file with the SEC.

Acquired Fund documents and additional information about that Fund are available at no charge by writing to that Fund or by calling, toll-free: 1-800-224-6312, Monday through Friday, from 8:00 a.m. to 6:00 p.m. (Eastern Time).

Acquiring Fund documents and additional information about that Fund are available at no charge by writing to that Fund or by calling, toll-free: 1-(800) 225-5291.

These documents are incorporated by reference into (and therefore legally part of) this proxy statement and prospectus.
To ask questions about this proxy statement and prospectus, call our toll-free telephone number: 1-800-224-6312.
The date of this proxy statement and prospectus is October 31, 2012.
ii

INTRODUCTION
This proxy statement and prospectus is being used by the Board of Trustees of Turner Funds (the “Turner Board”) to solicit proxies to be voted at a special meeting of the Acquired Fund’s shareholders. This meeting will be held at the offices of Turner Investments, L.P., 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, on January 2, 2013, at 11:00 a.m., Eastern Time. The purpose of the meeting is to consider the proposal to approve the Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”). This proxy statement and prospectus is being mailed to the Acquired Fund’s shareholders on or about November 1, 2012.
The proxy statement and prospectus includes information that is specific to this proposal, including summary comparisons. You should read the entire proxy statement and prospectus carefully, including Exhibit A, which contains the form of Agreement, and the enclosed prospectus of the Acquiring Fund, and the Acquired Fund’s annual and semi-annual reports, because they contain details that are not in the summary.
Who is Eligible to Vote?
Shareholders of record on October 22, 2012, are entitled to attend and vote at the meeting or any adjourned or postponed meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders’ instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.
DESCRIPTION OF THE PROPOSAL
Approval of Agreement and Plan of Reorganization Between
the Acquired Fund and the Acquiring Fund
A proposal to approve an Agreement and Plan of Reorganization between the Acquired Fund and the Acquiring Fund. Under this Agreement, the Acquired Fund would transfer all of its assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund. These shares would be distributed proportionately to the shareholders of the Acquired Fund. The Acquiring Fund would also assume the Acquired Fund’s stated liabilities. The Turner Board recommends that shareholders vote FOR this proposal.
SUMMARY COMPARISONS OF THE FUNDS
Comparison of the Funds’ Organization, Investment Objectives, Strategies and Policies

	Acquired Fund	Acquiring Fund

Business	The Acquired Fund is a diversified series of Turner Funds, an open-end investment management company organized as a Massachusetts business trust.	The Acquiring Fund is a diversified series of JHF II, an open-end investment management company organized as a Massachusetts business trust.

Net assets as of September 30, 2012	Approximately $29.6 million	None

Investment adviser	Turner	JHIMS

	Acquired Fund	Acquiring Fund

Subadviser	None	Turner

Portfolio manager	Mark Turner, Vice Chairman, Senior Portfolio Manager/Security Analyst, is the portfolio manager of each Fund. He has managed the Acquired Fund since inception. Mr. Turner co-founded Turner in 1990.

Investment objective	Each Fund seeks long-term capital appreciation.

Principal investments	Under normal market conditions, each Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of international non-U.S. companies with market capitalizations at the time of purchase greater than $2 billion that Turner believes have strong earnings growth potential. The term “equity securities” includes common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities, and securities convertible into or exchangeable for stocks. Each Fund may continue to hold securities of companies whose market capitalization was within such range at the time of purchase but whose current market capitalization may be outside of that range. Each Fund invests in securities of companies that are diversified across economic sectors, and attempts to maintain sector concentrations that approximate those of the MSCI World Growth ex-U.S. Index (“World Growth ex-U.S. Index”). Portfolio exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily-weighted securities in the World Growth ex-U.S. Index. Each Fund will generally invest in securities of issuers based in the countries represented in the World Growth ex-U.S. Index, which includes both developed and emerging markets issuers. In addition, each Fund may invest in initial public offerings (IPOs).

Investment strategies	Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company’s earnings growth potential. Turner may also trim positions to adhere to capitalization or capacity constraints, or to adjust stock position size relative to the World Growth ex-U.S. Index.

Each Fund may buy and sell securities frequently as part of its investment strategy.

Diversification	Each Fund is diversified.

Illiquid investments	Each Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

	Acquired Fund	Acquiring Fund

Temporary investments	Each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements or other short term instruments for the purpose of:

•    meeting redemption requests;

•    making other anticipated cash payments; or

•    protecting the Fund in the event that Turner determines that market, economic, political or other conditions warrant a defensive posture.

To the extent that a Fund is in a defensive position, its ability to achieve its investment goal will be limited.

Active trading	If a Fund frequently trades its portfolio securities, it will incur higher brokerage commissions and transaction costs, which could lower its performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains.
As the above table indicates, both Funds have identical investment objectives and policies.
Comparison of the Funds’ Classes of Shares
The following table details the differences between the expense structures of the Acquired Fund’s Investor Class and Institutional Class shares, and the Acquiring Fund’s Class A and Class I shares, respectively.

Acquired Fund Investor Class Shares	Acquiring Fund Class A Shares
▪ Investor Class shares are offered without front-end sales loads or contingent deferred sales charges (“CDSCs”).
▪    After the closing date of the Reorganization (the “Closing Date”), investors are offered Class A shares with front-end sales charges ranging from 0.00% to 5.00% of the Acquiring Fund’s offering price, depending on the amount invested. Shares received in the Reorganization will not be subject to sales charges, but the sales charges noted above will apply to subsequent purchases.

▪ Investor Class shares are not subject to any distribution and service (“Rule 12b-1”) fees.
▪    Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including financial representatives utilizing shares in certain eligible retirement platforms, fee-based, or wrap investment products under a signed agreement with the Acquiring Fund’s distributor, and others listed in the Acquiring Fund’s prospectus.

▪ Investor Class shares are subject to an annual shareholder servicing fee of 0.25% of the average daily net assets of such shares.
▪    Class A shares are subject to distribution and service (“Rule 12b-1”) fees equal to the annual rate of 0.30% of the average daily net assets of Class A shares.

▪    After the Closing Date, there is no front-end sales charge for investments of $1 million or more, but there is a CDSC of 1.00% on Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase.

▪ After the Closing Date, an investor can combine multiple purchases of Class A shares of John Hancock funds to take advantage of breakpoints in the sales charge schedule.

Acquired Fund Institutional Shares	Acquiring Fund Class I Shares
▪ Institutional Class shares are offered without front-end sales loads or CDSCs.	▪ Class I shares are offered without front-end sales loads or CDSCs.

▪ Institutional Class shares are not subject to any distribution and service (“Rule 12b-1”) fees.	▪ Class I shares are not subject to any distribution and service (“Rule 12b-1”) fees.
Comparison of Buying, Selling and Exchanging Shares

	Acquired Fund	Acquiring Fund
Buying shares	Investors may buy shares at their public offering price through a financial representative or the Fund’s transfer agent, DST Systems, Inc. (“DST”).	Investors may buy shares at their public offering price through a financial representative or the Fund’s transfer agent, John Hancock Signature Services, Inc. (“Signature Services”).

Minimum initial investment	Investor Class shares. In general, the minimum initial investment in the Fund is $2,500. Additional investments of at least $50 may be made at any time. The minimum investment requirements may occasionally be waived or lowered by the Fund. Investments also may be made through a Systematic Investment Plan ($1,000 minimum).	Class A shares. The minimum initial investment in the Fund is $2,500, except as follows: $2,000 for Coverdell ESAs and $250 for group investments. Investments also may be made on a Monthly Automatic Accumulation Plan, which requires $25 to open an account followed by a monthly minimum of $25 thereafter.

	The Fund reserves the right to redeem a shareholder’s Investor Class account at any time if the value of the account falls below $1,000. Shareholders will be notified in writing and will be allowed 60 days to make additional investments.	If an investor’s account falls below $2,500, the investor may be asked to purchase more shares of the Fund within 30 days. If the investor takes no action, the account may be closed and proceeds mailed to the investor. Alternatively, the Fund may charge the investor $20 a year to maintain its account. The investor will not be charged a CDSC if the account is closed for this reason.

	Institutional Class shares. In general, the minimum initial investment in the Fund is $250,000. Additional investments of at least $5,000 may be made at any time. Investments also may be made through a Systematic Investment Plan ($100,000 minimum). The minimum investment requirements may occasionally be waived or lowered by the Fund.	Class I shares. The minimum initial investment is $250,000. The minimum initial investment requirement may be waived, in the Fund’s sole discretion, for certain investors.

The Fund reserves the right to redeem a shareholder’s Institutional Class account at any time if the value of the account falls below $250,000. Shareholders will be notified in writing and will be allowed 60 days to make additional investments.

	Acquired Fund	Acquiring Fund
Exchanging Shares	Shareholders may exchange their shares of one fund offered in the fund family for shares of the same class of any other, in the case of the Acquiring Fund, generally without paying any additional sales charges. The registration for both accounts involved must be identical.

Selling shares	Shareholders may sell their shares by submitting a proper written, telephone or Internet request to the transfer agent. In certain circumstances, the request must be in writing.

Net asset value	All purchases, exchanges and sales are made at a price based on the next net asset value per share (“NAV”) of a class of the Fund, plus applicable sales charges for Class A shares of the Acquiring Fund, to be calculated after the transfer agent receives your request in good order. Each Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange, which is normally 4:00 p.m. Eastern Time. When closing market prices or market quotations are not readily available or are considered by the adviser to be unreliable, a Fund may use a security’s fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with pre-approved procedures under the ultimate supervision of the Fund’s Board of Trustees.
Comparison of Expenses
Shareholders of both Funds pay various expenses, either directly or indirectly. Transaction expenses are charged directly to your account. Operating expenses are paid from the Fund’s assets and, therefore, are paid by shareholders indirectly. Future expenses for all share classes may be greater or less than those shown in the following tables.
As the tables below indicate, the maximum hypothetical pro forma net annual operating expenses of each class of the Acquiring Fund after the Reorganization are expected to be the same as the expenses of the corresponding share class of the Acquired Fund. In addition, based on the Acquired Fund’s assets as of March 31, 2012, the estimated total annual operating expenses of Class I shares of the Acquiring Fund (before waivers and reimbursements) are lower than the current gross operating expenses of the Institutional Class shares of the Acquired Fund, although the estimated total annual operating expenses of Class A shares of the Acquiring Fund are higher than the current gross operating expenses of the Investor Class shares of the Acquired Fund. Further, to the extent that the Acquiring Fund’s assets grow after the closing of the Reorganization, the total annual operating expenses of both classes of Acquiring Fund shares (before waivers and reimbursements) could be lower than the current gross operating expenses of the corresponding Acquired Fund share classes.
At an annual rate of 0.85% of average daily net assets, the maximum management fee for the Acquiring Fund for the first $750 million in assets is the same as the management fee for the Acquired Fund at all asset levels. Moreover, since the effective management fee rate for the Acquiring Fund begins to decrease when the Fund exceeds $750 million in average daily net assets due to contractual breakpoints, the Acquiring Fund’s management fees are lower than those of the Acquired Fund at asset levels above $750 million.
The maximum annual net operating expenses of Investor Class and Institutional Class shares of the Acquired Fund, and those of the corresponding Class A and Class I shares of the Acquiring Fund, will be the same until January 31, 2015 due to contractual expense limitations put in place by JHIMS.
The Funds’ Expenses
The following expense tables briefly describe the fees and the expenses that holders of the Investor and Institutional Classes of shares of the Acquired Fund, and the corresponding Class A and Class I shares of the Acquiring Fund, may pay if they buy and hold shares of each respective Fund, and are based on expenses paid by these classes of the Acquired Fund for the twelve-month period ended March 31, 2012 (the end of the Acquired Fund’s most recent fiscal six-month period) and estimated expenses of the Acquiring Fund for the same period. The tables also show the pro forma expenses of the Acquiring Fund (based on the Acquired Fund’s assets as of March 31, 2012) assuming the Reorganization with the

Acquired Fund had occurred at the beginning of the twelve-month period ended March 31, 2012, i.e., on April 1, 2011. The Acquiring Fund’s actual expenses after the Reorganization may be greater or less than those shown.

John Hancock
International Growth
Equity Fund
(Pro Forma, Assuming
Acquiring	Reorganization with
Acquired Fund	Fund	Acquired Fund)
Investor Class	Class A	Class A

Shareholder transaction expenses
Maximum front-end sales charge (load) on purchases as a % of purchase price	None	5.00%	5.00%

Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None	None	None	(1)
Annual Operating Expenses
Management fee	0.85%	0.85%	0.85%

Distribution and service (12b-1) fees	None	0.30%	0.30%
Other expenses	1.18%	1.32%	1.32%
Shareholder servicing fee	0.25%	None	None

Total fund operating expenses	2.28%	2.47%	2.47%
Contractual expense reimbursement	-0.93%	-1.12%	-1.12%

Net annual operating expenses	1.35	%(2)	1.35	%(3)	1.35	%(3)

(1)	After the Closing Date, a CDSC of 1.00% applies with respect to certain purchases of Class A shares of $1 million or more upon which a commission or finder’s fee was paid and that are sold within one (1) year after purchase.

(2)	Turner has contractually agreed to waive fees and reimburse the Acquired Fund’s expenses to keep the “Net annual operating expenses” of the Acquired Fund’s Investor Class shares (excluding acquired fund fees and expenses and interest expenses relating to short sales) from exceeding 1.35% through January 31, 2013. Only the Turner Board may terminate the waiver prior to January 31, 2013. Turner may discontinue this arrangement at any time after January 31, 2013.

(3)	JHIMS has agreed to limit the “Net annual operating expenses” of the Acquiring Fund’s Class A shares to 1.35% until January 31, 2015 excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, acquired fund fees and expenses and short dividend expense.

					John Hancock
					International Growth
					Equity Fund
					(Pro Forma, Assuming
	Acquired Fund		Acquiring		Reorganization with
	Institutional		Fund		Acquired Fund)
	Class		Class I		Class I

Annual Operating Expenses
Management fee	0.85%		0.85%		0.85%

Distribution and service (12b-1) fees	None		None		None
Other expenses	1.16%		1.10%		1.10%
Shareholder servicing fee	None		None		None

Total fund operating expenses	2.01%		1.95%		1.95%
Contractual expense reimbursement	-0.91%		-0.85%		-0.85%

Net annual operating expenses	1.10	%(1)	1.10	%(2)	1.10	%(2)

(1)	Turner has contractually agreed to waive fees and reimburse the Acquired Fund’s expenses to keep the “Net annual operating expenses” of the Acquired Fund’s Institutional Class shares (excluding acquired fund fees and expenses and interest expenses relating to short sales) from exceeding 1.10% through January 31, 2013. Only the Turner Board may terminate the waiver prior to January 31, 2013. Turner may discontinue this arrangement at any time after January 31, 2013.

(2)	JHIMS has agreed to limit the “Net annual operating expenses” of the Acquiring Fund’s Class I shares to 1.10% until January 31, 2015 excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, acquired fund fees and expenses and short dividend expense.
Examples
The hypothetical examples below show what your expenses would be if you invested $10,000 over different time periods in the Acquired Fund and the Acquiring Fund, based on fees and expenses incurred by the Acquired Fund during the 12-month period ended March 31, 2012. The expense examples shown for the Acquiring Fund reflect whether an investor sells shares at the end of the period (“Sold” column) or continues to hold shares beyond the period (“Kept” column). Pro forma expenses of the Acquiring Fund assuming the Reorganization with the Acquired Fund had occurred on April 1, 2011, also are included. Each example assumes that you reinvested all distributions and that the average annual return was 5%. The pro forma examples are for comparison purposes only and are not a representation of the Acquired Fund’s or Acquiring Fund’s actual expenses or returns, either past or future.

				Acquiring Fund Class A
				(Pro Forma) (Assuming
	Acquired	Acquiring Fund		Reorganization with
	Fund	Class A		Acquired Fund)
	Investor
	Class	Sold	Kept	Sold	Kept

Year 1	$137	$631	$631	$631	$631
Year 3	$623	$1,021	$1,021	$1,021	$1,021
Year 5	$1,135	$1,551	$1,551	$1,551	$1,551
Year 10	$2,543	$2,998	$2,998	$2,998	$2,998

			Acquiring Fund (Pro Forma)
			(Assuming Reorganization with
	Acquired Fund	Acquiring Fund	Acquired Fund)
	Institutional
	Class	Class I	Class I

Year 1	$112	$112	$112
Year 3	$542	$442	$442
Year 5	$999	$890	$890
Year 10	$2,265	$2,132	$2,132
Portfolio Turnover
Each fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect each Fund’s performance. During the fiscal year ended September 30, 2011, the Acquired Fund’s portfolio turnover rate was 210% of the average value of its portfolio. As the Acquiring Fund has not yet commenced operations, it has no portfolio turnover information to report.

Exchanging Shares
As described above, shareholders of either Fund may exchange their shares for shares of the same class of another fund offered by the respective fund complex.
For information regarding exchanging shares of the Acquiring Fund, call your financial representative or Signature Services at 1-(800) 225-5291.
Comparison of Advisory and Distribution Arrangements
The Acquired Fund’s and the Acquiring Fund’s advisory, expense limitation and distribution arrangements differ as set forth below.
Management Fees
The Acquired Fund currently pays Turner annual advisory management fees equal to 0.85% of the Acquired Fund’s average daily net assets. The advisory fee breakpoints for the Acquiring Fund are:

First $750 million	Next $500 million	Excess over $1.25 billion
of Net Assets	of Net Assets	of Net Assets
0.85%	0.80%	0.75%
JHIMS will pay subadvisory fees to Turner from its own assets and not from the Acquiring Fund’s assets.
Expense Limitation Arrangements
Turner has agreed to limit the “Net annual operating expenses” of Investor Class shares and Institutional Class shares of the Acquired Fund to 1.35% and 1.10%, respectively, of the average daily net assets of the relevant class of shares (excluding acquired fund fees and expenses and expenses relating to short sales) through January 31, 2013. Only the Turner Board may terminate the waiver prior to January 31, 2013. Turner may discontinue this arrangement at any time after January 31, 2013.
JHIMS has agreed to limit the “Net annual operating expenses” of Class A and Class I shares of the Acquiring Fund (excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, acquired fund fees and expenses and short dividend expense) to 1.35% and 1.10%, respectively, until January 31, 2015.
Distribution Arrangements
The Acquired Fund does not bear any Rule 12b-1 fees. Investor Class shares of the Fund bear an annual shareholder servicing fee of 0.25%.
JHF II’s Board of Trustees (the “JHF II Board”) and shareholders have approved Distribution Plans for JHF II’s various classes and adopted the plans in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”). The Distribution Plan for Class A shares provides that the Acquiring Fund may pay a fee to John Hancock Funds, LLC, the Acquiring Fund’s distributor (the “Distributor”), at an annual rate of up to 0.30% of the average daily net assets of the Fund’s Class A shares. Class I shares of the Acquiring Fund do not pay any Rule 12b-1 fees.
Fund Performance
Past performance records of the Acquired Fund through December 31, 2011, including: (1) calendar year total returns (without sales charges); and (2) average annual total returns (including imposition of sales charges), are set forth under “Acquired Fund Past Performance” beginning on page 13 of this proxy statement and prospectus. The Acquiring Fund has not yet commenced operations and, therefore, has no performance information to report.

Comparison of Investment Risks
The Funds are exposed to various risks that could cause shareholders to lose money on their investments in the Funds. The following summarizes the principal risks affecting each Fund. The investment risks are identical for each Fund.
Active management risk
A Fund that relies on the manager’s ability to pursue the fund’s investment objective is subject to active management risk. The manager will apply investment techniques and risk analyses in making investment decisions for a fund and there can be no guarantee that these will produce the desired results. A Fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, a Fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent a Fund invests in those securities, its performance depends on the ability of the manager to choose securities that perform better than securities that are included in the benchmark.
Currency risk
Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a Fund’s investments. Currency risk includes both the risk that currencies in which a Fund’s investments are traded, or currencies in which a Fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates and intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. A Fund may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the Fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the Fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. A Fund may also take active currency positions and may cross-hedge currency exposure represented by its securities into another foreign currency. This may result in the Fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a Fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.
Equity securities risk
The term “equity securities” includes common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities, and securities convertible into or exchangeable for stocks. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies in which the Fund is invested declines, or if overall market and economic conditions deteriorate. Even a Fund that invests in high-quality or “blue chip” equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

Each Fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.
Preferred and convertible securities risk. Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. Also, preferred stock may be subject to optional or mandatory redemption provisions. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.
Growth investing risk. Certain equity securities (generally referred to as growth securities) are purchased primarily because a subadviser believes that these securities will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall.
Emerging markets risk
Funds that invest a significant portion of their assets in the securities of issuers based in countries with “emerging market” economies are subject to greater levels of foreign investment risk than funds investing primarily in more-developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include: high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized, smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.
Foreign securities risk
Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, for lesser-developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country), political changes or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation or other confiscation, the fund could lose its entire investment in a foreign security. All funds that invest in foreign securities are subject to these risks. Some of the foreign risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the U.S.

High portfolio turnover risk
A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by a Fund. The portfolio turnover rate of a Fund may vary from year to year, as well as within a year.
Initial public offering risk
Each Fund may invest a portion of its assets in shares of IPOs. IPOs may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund’s asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Issuer risk
An issuer of a security purchased by a Fund may perform poorly and, therefore, the value of its stocks and bonds may decline and the issuer may default on its obligations. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.
Liquidity risk
A Fund is exposed to liquidity risk when trading volume, lack of a market maker or legal restrictions impair the Fund’s ability to sell particular securities or close derivative positions at an advantageous market price. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for a Fund that invests in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.
PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION
Description of Reorganization
You are being asked to approve the Agreement, a form of which is attached to this proxy statement as Exhibit A. Additional information about the Reorganization and the Agreement is set forth below under “Further Information on the Reorganization.” The Agreement provides for the Reorganization on the following terms:
The Reorganization is scheduled to occur at 5:00 p.m., Eastern Time, on Friday, January 11, 2013, but may occur on any later date before December 31, 2013. The Acquired Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume all of the Acquired Fund’s stated liabilities. The net asset value of both Funds will be computed as of 4:00 p.m., Eastern Time, on the Closing Date.
The Acquiring Fund will issue Class A shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Investor Class shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Investor Class shareholders of record of the Acquired Fund (in redemption of their Acquired Fund shares) in proportion to their holdings on the Closing Date. As a result, Investor Class shareholders of the Acquired Fund will become Class A shareholders of the Acquiring Fund.

The Acquiring Fund will issue Class I shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Institutional Class shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Institutional Class shareholders of record of the Acquired Fund (in redemption of their Acquired Fund shares) in proportion to their holdings on the Closing Date. As a result, Institutional Class shareholders of the Acquired Fund will become Class I shareholders of the Acquiring Fund.
After the Acquiring Fund’s shares are issued, the Acquired Fund will cease operations and be terminated.
Reasons for the Proposed Reorganization
The Turner Board believes that the proposed Reorganization can be advantageous to the shareholders of the Acquired Fund for several reasons. The Turner Board met on September 7, 2012, and (with the advice and assistance of independent legal counsel) considered the following matters, among others and in no order of priority, in approving the proposal.
First, the investment objective and investment strategies and policies of the Acquiring Fund are the same as those of the Acquired Fund.
Second, shareholders of the Acquired Fund will experience continuity in portfolio management because Turner, the investment adviser to the Acquired Fund, will continue to manage the Acquiring Fund’s assets on a day-to-day basis as subadviser to the Acquiring Fund. JHIMS, as investment adviser to the Acquiring Fund, will oversee Turner in accordance with the terms of the proposed subadvisory agreement. The Trustees considered that Turner would be fairly compensated as subadviser, as this would serve to ensure the same level of portfolio management services to the Acquiring Fund that Turner currently provides to the Acquired Fund.
Third, while Turner will manage the assets of the Acquiring Fund as its subadviser, JHIMS will be responsible for the overall management of the Acquiring Fund’s operations. JHIMS, which also serves as investment adviser to a total of three registered investment company complexes (including JHF II) with a total of 97 series and approximately $123.85 billion in assets as of June 30, 2012, has broad experience and resources in managing investment companies. JHF II, which commenced operations in 2006, has experienced management and service providers.
Fourth, at an annual rate of 0.85% of average daily net assets, the maximum management fee for the Acquiring Fund for the first $750 million in assets is the same as the management fee for the Acquired Fund at all asset levels. Moreover, since the management fee rate for the Acquiring Fund begins to decrease when the Fund exceeds $750 million in average daily net assets, the Acquiring Fund’s management fees will be lower than those of the Acquired Fund at asset levels above $750 million. JHIMS and its affiliates have significant potential for increasing the size of the Acquiring Fund because of JHIMS’s experience in the distribution of mutual funds through a broader range of distribution channels than currently available to the Acquired Fund. For example, the Acquiring Fund may offer additional classes that provide greater distribution capabilities than the Acquired Fund does. Over the long term, if this potential for a larger asset base is realized, the greater asset size of the Acquiring Fund may allow it, relative to the Acquired Fund and for a longer period, to: (i) obtain better net prices on securities trades; and (ii) reduce long-term per-share expenses by spreading fixed costs over a larger asset base. There can be no assurance that such operating efficiencies or economies of scale will be achieved.
Fifth, JHIMS has agreed to limit the total operating expenses of Class A and Class I shares of the Acquiring Fund to 1.35% and 1.10%, respectively, until January 31, 2015. The long-term asset growth potential of the Acquiring Fund, resulting potential long-term economies of scale and other efficiencies in other expenses could result in lower overall expenses of the Acquiring Fund compared to those of the Acquired Fund. If the expense limitations for the Acquiring Fund are not continued beyond the stated periods, however, the expenses of the Acquiring Fund could be higher than the expenses incurred by the Acquired Fund during the 12 months ended March 31, 2012, unless operating efficiencies or economies of scale fully offset any increased fees and expenses borne by the Acquiring Fund. There can be no assurance that such operating efficiencies or economies of scale will be achieved. The Board noted, however, that, based on the Acquired

Fund’s assets as of March 31, 2012, the estimated total annual operating expenses of Class I shares of the Acquiring Fund (before waivers and reimbursements) were lower than the current gross operating expenses of the Institutional Class shares of the Acquired Fund, although the estimated total annual operating expenses of Class A shares of the Acquiring Fund were higher than the current gross operating expenses of the Investor Class shares of the Acquired Fund. The Board also considered that, based on anticipated asset growth after the closing of the Reorganization, the total annual operating expenses of both classes of Acquiring Fund shares (before waivers and reimbursements) are expected to be lower than the current gross operating expenses of the corresponding Acquired Fund share classes.
Sixth, the Reorganization will be tax-free for federal income tax purposes for the Acquired Fund and its shareholders.
Seventh, the costs of the Reorganization will not be borne by the Acquired Fund (JHIMS and Turner will share those expenses).
The Turner Board also reviewed the historical performance of the Acquired Fund and its benchmarks, although no assurances may be given that the Acquiring Fund will achieve any particular level of performance after the Reorganization. The Acquiring Fund will assume the financial and performance history of the Acquired Fund at the closing of the Reorganization.
The Turner Board recognizes that Turner and JHIMS (as well as other John Hancock affiliates) will benefit from the Reorganization. Because the Acquiring Fund will be the accounting successor to the Acquired Fund and will assume the Acquired Fund’s performance record, JHIMS expects to be able to increase the Acquiring Fund’s assets at a faster rate than would otherwise be possible if it began offering a fund with the same investment objective, policies and restrictions, but with no historical performance record. That expected asset growth benefits JHIMS by increasing its management fees and accelerating the point at which management of the Acquiring Fund is profitable to JHIMS. As the subadviser to the Acquiring Fund, Turner similarly would benefit from increased assets. The Turner Board realizes that, as a result, the additional financial benefits to Turner may give it greater resources to manage mutual funds and other assets that may benefit the Acquired Fund as well as its other clients.
Certain potential conflicts of interest, including financial obligations of JHIMS to Turner if the Reorganization is consummated, are discussed below under “Conflicts of Interest.” In approving the Reorganization and the Agreement, the Turner Board, including the independent Trustees, was aware of and considered these potential conflicts of interest.
The Trustees of JHF II also have approved the Reorganization and the Agreement on behalf of the Acquiring Fund.
ACQUIRED FUND PAST PERFORMANCE
Set forth below is past performance information for the Acquired Fund, which may help provide an indication of the Acquiring Fund’s risk.
Performance information for the Acquiring Fund is not presented because it has not yet commenced operations. As accounting successor to the Acquired Fund, the Acquiring Fund will assume the Acquired Fund’s historical performance after the Reorganization. The bar chart and table below illustrate the risks of investing in the Acquired Fund (and if the Reorganization is effected, the Acquiring Fund). The bar chart shows the changes in the performance of the Acquired Fund’s Institutional Class shares from year to year. Sales loads applicable to Class A shares of the Acquiring Fund are not reflected in the chart; if they were, the returns shown would have been lower.
The table compares the average annual total returns of the Acquired Fund’s Investor Class and Institutional Class shares to those of the MSCI World Growth ex-U.S. Index, a broad-based, unmanaged total return performance benchmark of internationally traded common stocks. The returns shown in the table for both classes of the Acquired Fund reflect the gross fees and expenses of the corresponding share classes of the Acquiring Fund, and the returns shown for the Acquired Fund’s Investor Class reflect the sales loads imposed on Class A shares of the Acquiring Fund. All returns assume reinvestment of dividends and distributions.

Past performance before and after taxes is no guarantee of future results. Performance of each share class will vary from the performance of the other share classes because of differences in sales charges and expenses.
Calendar Year Total Returns — Institutional Class Shares
Year-to-date total return for the nine months ended September 30, 2012 was 9.81%.
Quarterly Returns
During the period shown in the above bar chart, the Acquired Fund’s highest quarterly return was 26.28% for the quarter ended June 30, 2009, and the lowest quarterly return was -27.03% for the quarter ended September 30, 2008.
Average Annual Total Returns for Periods Ended December 31, 2011
(Investor Class information includes sales charges applicable to Class A shares of the Acquiring Fund)

		Since Inception
	1 Year	(1-31-07)
Institutional Class before tax	– 9.85%	0.83%
Institutional Class after tax on distributions(1)	– 9.85%	0.46%
Institutional Class after tax on distributions, with sale(1)	– 6.40%	0.48%
Investor Class before tax(2)	– 15.53%	– 1.58%

MSCI World Growth ex-U.S. Index(3)	– 12.41%	– 2.61%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns are shown only for Institutional Class Shares and after-tax returns for Investor Class Shares will vary.

(2)	The inception date for Investor Class Shares is October 31, 2008. Information for periods prior to October 31, 2008 represents the performance of Institutional Class Shares, adjusted for the differences in fees between the classes.

(3)	The MSCI World Growth ex-U.S. Index is a market capitalization-weighted index (companies with larger market capitalizations have more influence than those with smaller market capitalizations) designed to measure the combined equity market performance of developed and emerging markets countries, excluding the United States.

FURTHER INFORMATION ON THE REORGANIZATION
Tax Status of the Reorganization
The Reorganization is intended not to result in income, gain or loss for federal income tax purposes to the Acquiring Fund, the Acquired Fund or the shareholders of the Acquired Fund and will not take place unless the Funds receive a satisfactory opinion from K&L Gates LLP, substantially to the effect that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).
As a result, with respect to the Reorganization, for federal income tax purposes:
▪	No gain or loss will be recognized by the Acquired Fund upon: (1) the transfer of all of its assets to the Acquiring Fund as described above; or (2) the distribution by the Acquired Fund of the Acquiring Fund shares to the Acquired Fund’s shareholders;

▪	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund’s assets solely in exchange for the issuance of the Acquiring Fund shares to the Acquired Fund and the assumption of the Acquired Fund’s stated liabilities by the Acquiring Fund;

▪	The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately before the transfer;

▪	The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the Acquired Fund’s tax holding period for those assets;

▪	You will not recognize gain or loss upon the exchange of your shares of the Acquired Fund solely for the Acquiring Fund shares as part of the Reorganization;

▪	The aggregate tax basis of the Acquiring Fund shares received by you in the Reorganization will be the same as the aggregate tax basis of your shares of the Acquired Fund surrendered in exchange; and

▪	The tax holding period of the Acquiring Fund shares you receive will include the tax holding period of the shares of the Acquired Fund that you surrender in the exchange, provided that the shares of the Acquired Fund were held by you as capital assets on the date of the exchange.
In rendering such opinion, counsel shall rely upon, among other things, reasonable assumptions as well as representations of the Acquired Fund and the Acquiring Fund.
No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.
This description of the federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other tax laws.
Additional Terms of the Agreement and Plan of Reorganization
Certain terms of the Agreement are described above. The following is a summary of certain additional terms of the Agreement. This summary and any other description of the terms of the Agreement contained in this proxy statement and prospectus are qualified in their entirety by Exhibit A, the Form of Agreement and Plan of Reorganization, in its entirety, that is proposed for the Reorganization.
Conditions to Closing the Reorganization. The obligation of the Acquired Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, paragraph 8).

The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Acquired Fund’s performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from the Acquired Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, paragraph 9).
The obligations of the Acquired Fund and the Acquiring Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of the Acquired Fund, in accordance with the provisions of the Acquired Fund’s charter and by-laws. The Funds’ obligations are also subject to the receipt of a favorable opinion of K&L Gates LLP as to the federal income tax consequences of the Reorganization (see Agreement, paragraphs 8(e) and 9(f)).
Termination of Agreement. The Turner Board or the JHF II Board may terminate the Agreement (even if the shareholders of the Acquired Fund have already approved it) at any time before the Reorganization, subject to certain conditions.
Expenses of the Reorganization. The Acquired Fund will not be required to pay the Reorganization costs incurred in connection with entering into and carrying out the provisions of the Agreement, whether or not the Reorganization occurs (those costs will be borne by JHIMS and Turner according to an agreement between them).
CAPITALIZATION
With respect to the proposal, the following tables set forth the capitalization of the Acquired Fund as of September 30, 2012, the most recent fiscal year end of the Acquired Fund, and the pro forma combined capitalization of both Funds as if the Reorganization had occurred on that date. The Acquiring Fund will have no assets until the Closing Date, when it will assume the assets of the Acquired Fund.

		Acquiring Fund
	Acquired Fund	Pro forma
Net Assets (millions)	$29,582,821.22	$29,582,821.22
Net Asset Value Per Share
Investor Class/Class A	$10.79	$10.79
Institutional Class/Class I	$10.86	$10.86
Shares Outstanding
Investor Class/Class A	572,454.741	572,454.741
Institutional Class/Class I	2,154,314.353	2,154,314.353
ADDITIONAL INFORMATION ABOUT THE FUNDS’ BUSINESSES
The following table shows where in each Fund’s prospectus you can find additional information about the business of each Fund.

	Headings in Acquired Fund	Headings in Acquiring Fund
Type of Information	Prospectus	Prospectus

Investment objective and policies	Investment Objective/Principal Strategy/Principal Risks	Fund summary: Investment objective, Principal investment strategies, Principal risks

Investment adviser	Management — Investment Adviser	Who’s who: Investment adviser, Subadviser

Portfolio management	Management — Portfolio Managers	Who’s who: Subadviser

Expenses	Fund Fees and Expenses	Fund summary: Fees and expenses

	Headings in Acquired Fund	Headings in Acquiring Fund
Type of Information	Prospectus	Prospectus

Purchase of shares	Purchasing, Selling and Exchanging Shares of the Turner Funds	Your Account: How sales charges are calculated (Class A only), Sales charge reductions and waivers (Class A only), Opening an account, Buying shares, Transaction policies, Additional investor services

Redemption of shares	Purchasing, Selling and Exchanging Shares of the Turner Funds	Your account: Selling shares, How sales charges are calculated (Class A only), Transaction policies

Dividends, distributions and taxes	Dividends, Distributions and Taxes	Your account: Dividends and account policies
BOARD EVALUATION AND RECOMMENDATION
For the reasons described above, the Turner Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of either Fund in the Reorganization, Turner, or JHIMS (the “Turner Independent Trustees”) approved the Reorganization. In particular, the Turner Board determined that the Reorganization is in the best interests of the Acquired Fund and that the interests of the Acquired Fund’s shareholders would not be diluted as a result of the Reorganization.
The Trustees of Turner Funds unanimously
recommend that shareholders of the Acquired Fund
vote FOR the proposal to approve the Agreement
and Plan of Reorganization.
CONFLICTS OF INTEREST
The Reorganization is expected to benefit JHIMS and Turner. JHIMS has engaged Turner as the subadviser for the Acquiring Fund. Therefore, JHIMS would benefit from the fees it receives from the Acquiring Fund and from the addition of a well-managed fund with strong historical performance to the John Hancock family of funds, while Turner would benefit from the subadvisory fees it receives for managing the portfolio of the Acquiring Fund, and from John Hancock’s distribution capabilities in growing the Acquiring Fund. In addition, the Distributor of the Acquiring Fund’s shares would benefit through the adoption of a Rule 12b-1 plan for Class A shares of the Acquiring Fund.
JHIMS and Turner have entered into an overall business arrangement under which Turner has agreed not to offer investment management services to certain competitors of JHIMS for the investment strategies it manages for JHIMS, subject to further conditions, for a period of up to five years. None of JHF II, the Acquiring Fund or the Acquired Fund is a party to any of these arrangements, and they are not binding upon the Funds or their respective boards. In addition, Mark Turner, the Acquired Fund’s portfolio manager and Vice Chairman of Turner, is the beneficial owner of approximately 56% of the outstanding Institutional Class shares of the Acquired Fund and approximately 44.19% of the Acquired Fund as of the Record Date. In approving the Reorganization and the Agreement, the Turner Board, including the Turner Independent Trustees, was aware of and considered these potential conflicts of interest, including any financial obligations of JHIMS to Turner.
VOTING RIGHTS AND REQUIRED VOTE
Each whole share of the Acquired Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Approval of the proposal described above requires the affirmative vote of a majority of the outstanding shares of the Acquired Fund entitled to vote on the proposal. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” shall mean the vote of the lesser of:
(1)	67% or more of the voting securities present at such meeting, if more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or

(2)	more than 50% of the outstanding voting securities of the Acquired Fund.
For purposes of determining whether quorum requirements are met and the required votes are obtained, the following guidelines will apply.

Shares	Quorum	Voting
In General	All shares “present” in person or by proxy are counted towards a quorum.	Shares “present” at the meeting will be voted in person at the meeting. Shares “present” by proxy will be voted in accordance with instructions.

Proxy with no Voting Instruction (other than Broker Non-Vote)	Considered “present” at the meeting.	Voted “for” a proposal.

Broker Non-Vote (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the person entitled to vote, and the broker or nominee does not have discretionary voting power on the matter)
	Considered “present” at the meeting.	Not voted. Same effect as a vote “against.”

Abstain	Considered “present” at the meeting.	Not voted. Same effect as a vote “against.”
If the required approval of shareholders is not obtained with respect to the proposal, the Acquired Fund will continue to engage in business as a separate mutual fund and the Turner Board will consider what further action may be appropriate.
INFORMATION CONCERNING THE MEETING
Solicitation of Proxies
In addition to the mailing of these proxy materials, proxies may be solicited: by telephone, by fax or in person by the Trustees, officers and employees of the Acquired Fund; by personnel of the Acquired Fund’s investment adviser, Turner, and its transfer agent, DST, or by broker-dealer firms. JHIMS will pay the costs of preparing, mailing and soliciting proxies.
Revoking Proxies
Each Acquired Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:
▪	By filing a written notice of revocation with the Acquired Fund’s transfer agent, DST Systems, Inc., P.O. Box 219805, Kansas City, Missouri 64121-9805;

▪	By returning a duly executed proxy with a later date before the time of the meeting; or

▪	If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of the Acquired Fund (without complying with any formalities) at any time before it is voted.
Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum
As of October 22, 2012 (the “record date”), the numbers of shares of beneficial interest of the Acquired Fund outstanding were as follows:

Shares
Acquired Fund	Outstanding

Investor Class	566,639.251
Institutional Class	2,154,384.388

Total	2,721,023.639
Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. Pursuant to the Turner By-Laws, 50.1% of the outstanding shares of the Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business.
Other Business
The Turner Board knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.
Adjournments
If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn or postpone the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments or postponements of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment or postponement will require the affirmative vote of a majority of the Acquired Fund’s shares at the session of the meeting to be adjourned or postponed. Adjournment or postponements may occur in order to defer action on one or more proposals. Any adjourned or postponed session or sessions may be held within a reasonable time after the date set for the original meeting without the necessity of further notice. At any adjourned or postponed meeting at which a quorum is present, any action may be taken that could have been taken at the meeting originally called.
Telephone Voting
In addition to soliciting proxies by mail, by fax, or in person, the Acquired Fund also may arrange to have votes recorded by telephone by officers and employees of the Acquired Fund or by personnel of Turner or DST. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. The Acquired Fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.
▪	A shareholder will be called on a recorded line at the telephone number in the fund’s account records and will be asked to provide the shareholder’s social security number or other identifying information.

▪	The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder’s instructions.

▪	To ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

▪	A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

▪	If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.
Internet Voting
You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the “control number” that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear.
To vote via the Internet:
▪	Read the proxy statement and have your proxy card(s) at hand.

▪	Go to the Web site on the proxy card.

▪	Enter the “control number” found on your proxy card.

▪	Follow the instructions on the Web site. Please call us at 1-800-224-6312 if you have any problems.

▪	To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail, if chosen.
Shareholders’ Proposals
The Funds are not required, and do not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of their respective Funds must submit the proposal in writing, so that it is received by the Acquired Fund at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, or the Acquiring Fund at 601 Congress Street, Boston, Massachusetts 02210, within a reasonable time before any meeting.
OWNERSHIP OF SHARES OF THE FUNDS
To the knowledge of the Acquired Fund, as of October 22, 2012, the following persons owned of record or beneficially 5% or more of the outstanding shares of beneficial interest of each class of the Acquired Fund:

Names and Addresses of Owners of		Percent Owned
More Than 5% of Shares	Share Class	(Type of Ownership)
Mark D. Turner	Institutional	43.22%
1205 Westlakes Drive, STE. 100		(Beneficial)
Berwyn, PA 19312-2411

Mark D. Turner	Institutional	12.54%
1205 Westlakes Drive, STE. 100		(Beneficial)
Berwyn, PA 19312-2411

Charles Schwab & Co Inc.	Institutional	38.18%
101 Montgomery Street		(Record)
San Francisco, CA 94101-4151

Names and Addresses of Owners of		Percent Owned
More Than 5% of Shares	Share Class	(Type of Ownership)
National Financial Services	Investor	62.09%
200 Liberty Street		(Record)
One World Financial Center New York, NY 10281-1003

Charles Schwab & Co Inc.	Investor	24.03%
101 Montgomery Street		(Record)
San Francisco, CA 94101-4151
As of October 22, Mark Turner beneficially owns approximately 44.19% of Acquired Fund shares and is considered to be a “control person” of the Acquired Fund. For purposes of the 1940 Act, any person who owns beneficially more than 25% of the outstanding voting shares of a fund is presumed to “control” the fund. It is expected that Mark Turner will vote to approve the Reorganization.
As of October 22, 2012, there were no outstanding shares of the Acquiring Fund.
As of October 22, 2012, the Trustees and officers of each Fund owned in the aggregate less than 1% of the outstanding shares of their respective Funds.
EXPERTS
The financial statements and financial highlights of the Acquired Fund for the fiscal year ended September 30, 2011 and the six months ended March 31, 2012 are incorporated by reference into this proxy statement and prospectus. The financial statements and financial highlights for the fiscal year ended September 30, 2011 have been audited by the independent registered public accounting firm KPMG LLP, as stated in its report, which is incorporated herein by reference. The financial statements and financial highlights for the fiscal year ended September 30, 2011 have been incorporated herein by reference in reliance on their report given on their authority as experts in accounting and auditing.
AVAILABLE INFORMATION
Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549, at the Northeast Regional Office (3 World Financial Center, New York, New York 10281) and at the Midwest Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60661). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC’s Internet site at http://www.sec.gov.

EXHIBIT A —
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
     This Agreement and Plan of Reorganization (“Agreement”) is made as of January [__], 2013, by and between Turner Funds, a Massachusetts business trust, on behalf of its series, Turner International Growth Fund (the “Acquired Fund”), and John Hancock Funds II, also a Massachusetts business trust (“JHF II”), on behalf of its series John Hancock International Growth Equity Fund (the “Acquiring Fund” and together with the Acquired Fund, the “Funds” or individually, each a “Fund”).
     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all assets of the Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the Acquiring Fund (the “Merger Shares”), and the assumption by the Acquiring Fund of all stated liabilities of the Acquired Fund and the distribution of the Merger Shares to the shareholders of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.
     Each of Turner Funds and JHF II is duly organized and validly existing under, and in conformity with, the laws of jurisdiction of its organization, and has the power to own all of its assets and to carry out its obligations under this Agreement. Each of Turner Funds and JHF II is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on Turner Funds or JHF II, as the case may be. Each of Turner Funds and JHF II is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect. The Acquired Fund and the Acquiring Fund are separate series of Turner Funds and JHF II, respectively, duly established and designated in accordance with the applicable provisions of Turner Funds’ Agreement and Declaration of Trust dated January 26, 1996, as amended through August 17, 2001 (the “Turner Declaration”), and JHF II’s Amended and Restated Declaration of Trust dated August 12, 2005 (the “JHF II Declaration”), respectively, and the 1940 Act.
     Turner Funds Board of Trustees and JHF II’s Board of Trustees: (i) have adopted and approved this Agreement and the transactions hereby contemplated; and (ii) have determined that participation therein is in the best interests of their respective Funds and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization (as defined below).
     All covenants and obligations of a Fund contained herein shall be deemed to be covenants and obligations of Turner Funds or JHF II, as the case may be, acting on behalf of that Fund, and all rights and benefits created hereunder in favor of a Fund shall inure to, and shall be enforceable by, Turner Funds or JHF II, as the case may be, acting on behalf of that Fund.
     In order to consummate the reorganization contemplated by this Agreement (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each party hereby agrees as follows:
1. Representations and Warranties of the Acquiring Fund.
     JHF II, on behalf of the Acquiring Fund, represents and warrants to, and agrees with, the Acquired Fund that:
(a) The Acquiring Fund is a series of JHF II and, in conformity with the laws of The Commonwealth of Massachusetts, has the power to own all of its assets and to carry out its obligations under this Agreement. Each of JHF II and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.
(b) The Acquiring Fund was formed for the purpose of effecting the Reorganization, has not engaged in any business prior to the Reorganization, and does not own any assets.

(c) The Acquiring Fund has no stated liabilities of a material nature, contingent or otherwise. As of the Valuation Time (as defined in Section 3(c)), the Acquiring Fund will advise the Acquired Fund in writing of all stated liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.
(d) JHF II, on behalf of the Acquiring Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of JHF II’s Board, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or similar laws relating to or affecting the rights or remedies of creditors’ generally; a party’s obligations of good faith, fair dealing, diligence, reasonableness, or due notice; equitable rights, remedies, or defenses; indemnifications from or against liability; and court decisions with respect thereto.
(e) There are no material legal, administrative or other proceedings pending or, to the knowledge of JHF II or the Acquiring Fund, threatened against JHF II or the Acquiring Fund which assert liability on the part of JHF II or the Acquiring Fund or which materially affect the financial condition of JHF II or the Acquiring Fund or JHF II’s or the Acquiring Fund’s ability to consummate the Reorganization. Neither JHF II nor the Acquiring Fund is charged with or, to the best of their knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of their business.
(f) Neither JHF II nor the Acquiring Fund is obligated under any provision of the JHF II Declaration or JHF II’s By-laws dated June 28, 2005, as may be amended, and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquiring Fund and the Acquired Fund may mutually agree that the Acquiring Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.
(g) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in sub-section (i) below) or that will not otherwise be disclosed to the Acquired Fund prior to the Valuation Time.
(h) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).
(i) The registration statement on Form N-14 filed with the Securities and Exchange Commission (the “Commission”) by JHF II on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 6(b) herein (together with the documents incorporated therein by reference, the “Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “N-14 Registration Statement”), on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date (as such term is defined in Section 7, below), insofar as it relates to the Acquiring Fund:
     (A) did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and
     (B) does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14

Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the N-14 Registration Statement.
(j) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Fund. In regard to the statement that the outstanding shares will be nonassessable, it is noted that the Acquiring Fund is a “Massachusetts business trust” and under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. The Acquiring Fund does not have outstanding any security of one class that is convertible into any other class of the Acquiring Fund shares.
(k) The Merger Shares to be issued to the Acquired Fund pursuant to this Agreement have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued Class A and Class I shares of beneficial interest in the Acquiring Fund and will be fully paid and nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof. In regard to the statement above that the Merger Shares will be nonassessable, it is noted that JHF II is a “Massachusetts business trust” and under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of JHF II.
(l) At or prior to the Closing Date, the Merger Shares to be transferred to the Acquired Fund for distribution to the shareholders of the Acquired Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Acquired Fund presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.
(m) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, trustee and shareholder approvals necessary to issue the Merger Shares to the Acquired Fund.
2. Representations and Warranties of the Acquired Fund.
     Turner Funds, on behalf of the Acquired Fund, represents and warrants to, and agrees with, the Acquiring Fund that:
(a) The Acquired Fund is a series of Turner Funds and, in conformity with the laws of the Commonwealth of Massachusetts, has the power to own all of its assets and to carry out its obligations under this Agreement. Each of Turner Funds and the Acquired Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.
(b) The Acquired Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” (“RIC”) within the meaning of Section 851 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, and will not be liable for on the Closing Date, any material income or excise tax pursuant to Section 852 or Section 4982 of the Code.
(c) Turner Funds, on behalf of the Acquired Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of Turner Funds’ Board, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or similar laws relating to or affecting the rights or remedies of creditors’ generally; a party’s obligations of good faith, fair dealing, diligence, reasonableness, or due notice; equitable rights, remedies, or defenses; indemnifications from or against liability; and court decisions with respect thereto.
(d) The Acquiring Fund has been furnished with the annual report of the Acquired Fund for the fiscal year ended September 30, 2012, and the audited financial statements appearing therein, having been audited by KPMG LLP, independent registered public accounting firm, which fairly present the financial condition and result of operations of the Acquired Fund as of the date indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.
(e) To its knowledge, the Acquired Fund has no stated liabilities of a material nature, contingent or otherwise, other than those that are shown as belonging to it on its statement of assets and liabilities as of September 30, 2012, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time, the Acquired Fund will advise the Acquiring Fund in writing of all stated liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.
(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of Turner Funds or the Acquired Fund, threatened against Turner Funds or the Acquired Fund that assert liability on the part of Turner Funds or the Acquired Fund or which materially affect the financial condition of Turner Funds or the Acquired Fund or Turner Funds’ or the Acquired Fund’s ability to consummate the Reorganization. Neither Turner Funds nor the Acquired Fund is charged with or, to the best of their knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of their business.
(g) There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed in the N-14 Registration Statement or its registration statement on Form N-1A or that will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.
(h) Neither Turner Funds nor the Acquired Fund is obligated under any provision of the Turner Declaration or Turner Funds’ By-laws dated January 26, 1996 (the “Turner Funds By-laws”), and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquired Fund and the Acquiring Fund may mutually agree that the Acquired Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.
(i) The Acquired Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.
(j) As used in this Agreement, the term “Acquired Fund Investments” shall mean: (i) the investments of the Acquired Fund shown on its schedule of investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Acquired Fund or liabilities incurred as of the Valuation Time that have been disclosed in writing to the Acquiring Fund. At the Valuation Time and the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Acquired Fund Investments. At the Closing Date, subject only to the obligation to deliver the Acquired Fund Investments as contemplated by this Agreement, the Acquired Fund will have good and marketable title to all of the Acquired Fund Investments, and the Acquiring Fund will acquire all of the Acquired Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Acquired Fund Investments or materially affect title thereto).
(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(l) The N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquired Fund:
     (A) did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and
     (B) does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.
(m) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund (“Acquired Fund Shares”). In regard to the statement that the outstanding shares will be nonassessable, it is noted that the Acquired Fund is a “Massachusetts business trust” and under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquired Fund. The Acquired Fund does not have outstanding any security of one class that is convertible into any other class of the Acquired Fund Shares.
(n) All of the issued and outstanding Acquired Fund Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.
(o) The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.
(p) The Acquired Fund will not sell or otherwise dispose of any of the Merger Shares to be received in the Reorganization, except in distribution to the shareholders of the Acquired Fund, as provided in Section 3 of this Agreement.
3. The Reorganization.
(a) Subject to the requisite approval of the shareholders of the Acquired Fund, and to the other terms and conditions contained herein, the Acquired Fund agrees to sell, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Closing Date, all of the Acquired Fund Investments (including interest accrued as of the Valuation Time on debt instruments) and to assume all of the stated liabilities of the Acquired Fund, in exchange for that number of Merger Shares provided for in Section 4. Pursuant to this Agreement, as soon as practicable after the Closing Date, Turner Funds will redeem its Acquired Fund Shares in exchange for all Merger Shares received by it and will distribute such Merger Shares to its shareholders. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Acquired Fund based on their respective holdings in the Acquired Fund as of the Valuation Time.
(b) The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest the Acquired Fund receives on or after the Closing Date with respect to any of the Acquired Fund Investments transferred to the Acquiring Fund hereunder.
(c) The Valuation Time shall be 4:00 p.m., Eastern Time, on the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).
(d) Recourse for stated liabilities assumed from the Acquired Fund by the Acquiring Fund in the Reorganization will be limited to the assets acquired by the Acquiring Fund. The stated liabilities of the

Acquired Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(e) of this Agreement.
(e) The Acquired Fund will cease operations and be terminated as a series of Turner Funds following the Closing Date.
4. Valuation.
(a) On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Merger Shares having an aggregate net asset value equal, in the case of Class A and Class I shares of the Acquiring Fund, to the value of the assets of the Acquired Fund attributable to Investor Class and Institutional Class Acquired Fund Shares, respectively, on such date less the value of the liabilities attributable to Investor Class and Institutional Class Acquired Fund Shares assumed by the Acquiring Fund on that date, determined as hereinafter provided in this Section 4.
(b) The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Acquired Fund Shares, and the value of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.
(c) The net asset value of the Merger Shares shall be computed in the manner set forth in the Acquiring Fund Prospectus. The value of the assets and liabilities of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund’s assets and liabilities.
(d) No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.
(e) The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund by establishing open accounts for each Acquired Fund shareholder on the share ledger records of the Acquiring Fund. Certificates representing Merger Shares will not be issued to Acquired Fund shareholders.
(f) The Acquiring Fund shall assume all of the stated liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent liquidation and termination of the Acquired Fund or otherwise.
5. Payment of Expenses.
(a) Except as otherwise provided in this Section 5, John Hancock Investment Management Services, LLC, and Turner Investments, L.P., by countersigning this Agreement, agree that they will bear any and all costs and expenses of the Reorganization incurred by the Acquiring Fund and the Acquired Fund; provided, however, that the Acquiring Fund and the Acquired Fund will each pay any brokerage commissions, dealer mark-ups and similar expenses (“Portfolio Expenses”) that it may incur in connection with the purchases or sale of portfolio securities; and provided, further, that, the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Merger Shares under applicable state and federal laws.
(b) Notwithstanding any other provisions of this Agreement, if for any reason the Reorganization contemplated by this Agreement is not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.
(c) Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a RIC.

6. Covenants of the Acquired Fund and the Acquiring Fund.
     The Acquired Fund and the Acquiring Fund hereby covenant and agree with the other as follows:
(a) Each of the Acquired Fund and the Acquiring Fund will operate its business as presently conducted in the ordinary course of business between the date hereof and the Closing Date, it being understood that with respect to the Acquired Fund, such ordinary course of business will include regular and customary periodic dividends and distributions, and with respect to the Acquiring Fund, it shall be limited to such actions as are customary to the organization of a new series prior to its commencement of operations.
(b) Turner Funds, on behalf of the Acquired Fund, will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the Reorganization contemplated hereby.
(c) In connection with the Acquired Fund shareholders’ meeting referred to in sub-section (b) above, the Acquiring Fund will prepare the Prospectus/Proxy Statement for such meeting, to be included in the N-14 Registration Statement, which JHF II, on behalf of the Acquiring Fund, will prepare and file for registration under the 1933 Act of the Merger Shares to be distributed to the Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act. The Acquiring Fund will use its best efforts to provide for the N-14 Registration Statement to become effective as promptly as practicable. The Acquired Fund and the Acquiring Fund will cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement, as required by the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations thereunder and the state securities laws.
(d) The information to be furnished by the Acquired Fund and the Acquiring Fund for use in the N-14 Registration Statement shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.
(e) JHF II, having filed a post-effective amendment to its Registration Statement on Form N-1A (the “JHF II’s N-1A Registration Statement”) with the Commission registering the Acquiring Fund and its shares under the 1933 Act and 1940 Act, shall file any supplements and amendments as may be required. The Acquiring Fund shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and to register the Acquiring Fund’s shares with such state securities agencies as it may deem appropriate, in order to commence operations on the Closing Date.
(f) Turner Funds shall, on behalf of the Acquired Fund:
     (A) following the consummation of the Reorganization, terminate the Acquired Fund in accordance with the laws of the Commonwealth of Massachusetts, the Turner Declaration and Turner Funds By-laws, the 1940 Act and any other applicable law;
     (B) not make any distributions of any Merger Shares other than to the respective Acquired Fund shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any; and
     (C) on and after the Closing Date not conduct any business on behalf of the Acquired Fund except in connection with the termination of the Acquired Fund.
(g) Each of the Acquired Fund and the Acquiring Fund agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.
(h) The Acquiring Fund agrees to report the Reorganization as a reorganization qualifying under Section 368(a)(1)(F) of the Code, with the Acquiring Fund as the successor to the Acquired Fund. Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code or is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of such Code section. At or prior to the Closing Date, Turner Funds, JHF II, and the Funds will take such action, or cause such action to be taken, as is reasonably necessary to enable K&L Gates LLP, counsel to the Acquiring Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to K&L Gates LLP).
(i) In connection with the covenant in subsection (g) above, each of the Acquired Fund and Acquiring Fund will cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund will retain for a period of nine (9) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquired Fund for such Acquired Fund’s taxable period first ending after the Closing Date and for all prior taxable periods.
7. Closing Date.
(a) Delivery of the assets of the Acquired Fund to be transferred, together with any other Acquired Fund Investments, assumption of the stated liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued as provided in this Agreement shall be made at such place and time as the Acquired Fund and Acquiring Fund shall mutually agree, as of the close of business on January 11, 2013 or at such other time and date agreed to by the Acquired Fund and the Acquiring Fund, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.”
(b) To the extent that any Acquired Fund Investments, for any reason, are not transferable on the Closing Date, the Acquired Fund shall cause such Acquired Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.
(c) The Acquired Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Acquired Fund Investments delivered to the Acquiring Fund hereunder.
(d) As soon as practicable after the close of business on the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Acquired Fund on the Closing Date and the number of Acquired Fund Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Acquired Fund or by its President.
8. Conditions of the Acquired Fund’s Obligations.
     The obligations of the Acquired Fund hereunder shall be subject to the following conditions:
(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Turner Funds Board and that the Acquiring Fund shall have delivered to the Acquired Fund a copy of the resolutions approving this Agreement adopted by JHF II’s Board certified by its Secretary.
(b) That the Acquiring Fund shall have furnished to the Acquired Fund a certificate signed by the Acquiring Fund’s President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.
(c) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(d) That the Acquired Fund shall have received the opinion, in form satisfactory to Turner Funds, of K&L Gates LLP, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquired Fund substantially in the form and to the effect that:
     (A) Both the Acquiring Fund and JHF II are duly formed and validly existing under the laws of The Commonwealth of Massachusetts;
     (B) the Acquiring Fund is a separate series of JHF II, an open-end, management investment company registered under the 1940 Act;
     (C) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of JHF II’s Board, and this Agreement has been duly executed and delivered by JHF II on behalf of the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;
     (D) neither the execution or delivery by JHF II on behalf of the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the Reorganization contemplated hereby violates any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;
     (E) the Merger Shares have been duly authorized and, upon issuance thereof in accordance with this Agreement, will be validly issued, fully paid and nonassessable, except to the extent shareholders could under certain circumstances, in accordance with Massachusetts law, be held personally liable for the obligations of the Acquiring Fund; and
     (F) to their knowledge and subject to the qualifications set forth below, the execution and delivery by JHF II on behalf of the Acquiring Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of The Commonwealth of Massachusetts or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing that may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them;
(e) That the Acquired Fund shall have obtained an opinion, in form satisfactory to Turner Funds, from K&L Gates LLP dated as of the Closing Date, addressed to Turner Funds, on behalf of the Acquired Fund, and based upon such representations of the parties as K&L Gates LLP may reasonably request, that the consummation of the Reorganization set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.
(f) That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Turner Funds.
(g) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of JHF II or the Acquiring Fund, be contemplated by the Commission.
(h) That JHF II’s N-1A Registration Statement shall have become effective under the 1933 Act, and that no stop order suspending such effectiveness shall have been instituted or, to the knowledge of JHF II or the Acquiring Fund, be contemplated by the Commission.

9. Conditions of the Acquiring Fund’s Obligations.
     The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:
(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by Turner Funds’ Board and by the affirmative vote of the holders of a majority of the outstanding Acquired Fund Shares (as defined in the Turner Declaration); and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by Turner Funds’ Board, and a certificate setting forth the vote of the holders of the Acquired Fund Shares obtained, each certified by such Board’s Secretary.
(b) That the Acquired Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquired Fund’s behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by the Acquired Fund’s President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since the date of the Acquired Fund’s most recent annual report or semi-annual report, as applicable, other than changes in the Acquired Fund Investments since that date or changes in the market value of the Acquired Fund Investments.
(c) That the Acquired Fund shall have furnished to the Acquiring Fund a certificate signed by the Acquired Fund’s President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.
(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.
(e) That the Acquiring Fund shall have received the opinion, in form satisfactory to JHF II, of Drinker Biddle & Reath LLP, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:
     (A) Both the Acquired Fund and Turner Funds are duly formed and validly existing under the laws of the Commonwealth of Massachusetts;
     (B) the Acquired Fund is a separate series of Turner Funds, an open-end, management investment company registered under the 1940 Act;
     (C) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of Turner Funds’ Board, and this Agreement has been duly executed and delivered by Turner Funds on behalf of the Acquired Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquired Fund;
     (D) neither the execution or delivery by Turner Funds on behalf of the Acquired Fund of this Agreement nor the consummation by the Acquired Fund of the Reorganization contemplated hereby violates any provision of any statute, or any published regulation or any judgment or order disclosed to counsel by the Acquired Fund as being applicable to the Acquired Fund; and
     (E) to their knowledge and subject to the qualifications set forth below, the execution and delivery by Turner Funds, on behalf of the Acquired Fund, of the Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the Commonwealth of Massachusetts or any state in which the Acquired Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, the 1934 Act, the

1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing that may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them. Such opinion may rely on an opinion of K&L Gates to the extent set forth in such opinion, in which case, Drinker Biddle & Reath LLP shall provide copy of K&L Gates’s opinion to the Acquiring Fund.
(f) That the Acquiring Fund shall have obtained an opinion from K&L Gates dated as of the Closing Date, addressed to JHF II, on behalf of the Acquiring Fund, and based upon such representations of the parties as K&L Gates LLP may reasonably request, that the consummation of the Reorganization set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.
(g) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquired Fund, be contemplated by the Commission.
(h) That JHF II’s N-1A Registration Statement shall have become effective under the 1933 Act, and that no stop order suspending such effectiveness shall have been instituted or, to the knowledge of JHF II or the Acquiring Fund, be contemplated by the Commission.
(i) That the Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.
(j) That all proceedings taken by the Acquired Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to JHF II.
10. Termination, Postponement and Waivers.
(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing Date, or the Closing Date may be postponed,
     (A) by consent of the Boards of Turner Funds and JHF II, acting on behalf of their respective Funds;
     (B) by the Turner Funds Board, on behalf of the Acquired Fund, if any condition of the Acquired Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board;
     (C) by JHF II’s Board, on behalf of the Acquiring Fund, if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board; or
     (D) by either party because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing.
(b) If the Reorganization contemplated by this Agreement has not been consummated by December 31, 2013, this Agreement automatically shall terminate on that date, unless a later date is agreed to by the Boards of Turner Funds and JHF II, acting on behalf of their respective Funds.
(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Acquired Fund, the Acquiring Fund or persons who are their Trustees, officers, agents or shareholders in respect of this Agreement.
(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Turner Funds or JHF II, on behalf of whichever Fund is entitled to the benefit thereof, if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the respective Fund, on behalf of which such action is taken.
(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and the Acquired Fund and the Acquiring Fund, and the officers, Trustees, agents or shareholders of such Funds shall not have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, Trustee, agent or shareholder of either the Acquired Fund or the Acquiring Fund against any liability to the entity for which that officer, Trustee, agent or shareholder so acts or to its shareholders, to which that officer, Trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.
(f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions that are determined by action of the Boards of Turner Funds and JHF II to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Fund unless such terms and conditions shall result in a change in the method of computing the number of Merger Shares to be issued to the Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Acquired Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Acquired Fund promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.
11. Indemnification.
(a) Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, Trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.
(b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain Indemnitor’s prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If

Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.
12. Other Matters.
(a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.
(b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to Turner International Growth Fund, c/o Turner Funds, 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, Attention: President, or at such other address as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to John Hancock International Growth Equity Fund, c/o John Hancock Funds II, 601 Congress Street, Boston, Massachusetts 02210, Attention: Chief Legal Officer, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.
(c) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts applicable to agreements made and to be performed in said state.
(d) It is expressly agreed that the obligations of Turner Funds, on behalf of the Acquired Fund, and JHF II, on behalf of the Acquiring Fund, hereunder shall not be binding upon any of its respective, Trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the respective Fund’s property, as provided in the Turner Declaration or the JHF II Declaration, as the case may be. The execution and delivery of this Agreement has been authorized by the Board of Turner Funds, on behalf of the Acquired Fund, and by the Board of JHF II, on behalf of the Acquiring Fund, and signed by authorized officers of each respective Fund, acting as such, and neither such authorization by such directors or trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Fund property on behalf of the relevant Fund as provided in the Turner Declaration or the JHF II Declaration, as the case may be.
(e) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

     IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

JOHN HANCOCK FUNDS II, on behalf of its John Hancock International Growth Equity Fund

By:
Name:
Title:

Attest:
Name:
Title:

TURNER FUNDS on behalf of its Turner International Growth Fund

By:
Name:
Title:

Attest:
Name:
Title:

Agreed and accepted as to Section 5 only:

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC, on behalf of itself and its affiliates

By:
Name:
Title:

TURNER INVESTMENTS, L.P., on behalf of itself and its affiliates

By:
Name:
Title:

STATEMENT OF ADDITIONAL INFORMATION
October 31, 2012
TURNER INTERNATIONAL GROWTH FUND
(the “Acquired Fund,” a series of Turner Funds)
AND
JOHN HANCOCK INTERNATIONAL GROWTH EQUITY FUND
(the “Acquiring Fund,” a series of John Hancock Funds II)
     This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the related combined Proxy Statement and Prospectus (also dated October 31, 2012). This SAI provides additional information about the Acquired and the Acquiring Funds (the “Funds”). The Acquired Fund is a series of Turner Funds, a Massachusetts business trust, and the Acquiring Fund is a series of John Hancock Funds II, also a Massachusetts business trust (“JHF II”). Please retain this SAI for further reference.
     This SAI is intended to supplement the information provided in a combined Proxy Statement and Prospectus dated October 31, 2012 relating to the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”) and in connection with the solicitation by the management of the Acquired Fund of proxies to be voted at the Special Meeting of Shareholders of the Acquired Fund to be held on January 2, 2013.
     A copy of the Proxy Statement and Prospectus can be obtained free of charge by writing or telephoning:
DST Systems, Inc.
P.O. Box 219805
Kansas City, Missouri 64121-9805
1-800-224-6312
     Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this SAI.
TABLE OF CONTENTS
1.	The SAI dated January 31, 2012 of Turner Funds with respect to the Acquired Fund (the “Acquired Fund SAI”)
2.	The SAI dated October 17, 2012 of JHF II with respect to the Acquiring Fund (the “Acquiring Fund SAI”)
3.	The Annual Report of Turner Funds for the fiscal year ended September 30, 2011 with respect to the Acquired Fund (the “Acquired Fund Annual Report”)
4.	The Semi-Annual Report of Turner Funds for the six months ended March 31, 2012 with respect to the Acquired Fund (the “Acquired Fund Semi-Annual Report”)
5.	Pro Forma Financial Information
INFORMATION INCORPORATED BY REFERENCE
The Acquired Fund SAI is incorporated by reference to Post-Effective Amendment No. 73 to Turner Funds’ registration statement on Form N-1A (File Nos. 811-07527 and 333-00641), as filed with the Securities and Exchange Commission (the “SEC”) on January 27, 2012 (Accession No. 0001104659-12-004710).

The Acquiring Fund SAI is incorporated by reference to Post-Effective Amendment No. 78 to JHF II’s registration statement on Form N-1A (File Nos. 811-21779 and 333-126293), as filed with the SEC on October 16, 2012 (Accession No. 0000950123-12-012517).
The Acquired Fund Annual Report is incorporated by reference to Turner Funds’ report on Form N-CSR (File No. 811-07527), as filed with the SEC on December 9, 2011 (Accession No. 0001104659-11-068524).
The Acquired Fund Semi-Annual Report is incorporated by reference to Turner Funds’ report on Form N-CSR (File No. 811-07527), as filed with the SEC on June 7, 2012 (Accession No. 0001104659-12-042319).
PRO FORMA FINANCIAL INFORMATION
     The pro forma information provided herein should be read in conjunction with the annual report and semi-annual report of Turner Funds with respect to the Acquired Fund dated September 30, 2011 and March 31, 2012, respectively, each of which is on file with the SEC and is available at no charge.
     The unaudited pro forma information set forth below for the twelve months ended March 31, 2012 is intended to present ratios and supplemental data as if the Reorganization of the Acquired Fund into the Acquiring Fund had been consummated at April 1, 2011. The Reorganization is intended to consolidate the Acquired Fund with a similar fund.
     The Acquired Fund is advised by Turner Investments, L.P. (“Turner”). The Acquiring Fund is advised by John Hancock Investment Management Services, LLC (“JHIMS”), and subadvised by Turner. The Acquired Fund is a diversified series of Turner Funds and the Acquiring Fund is a diversified series of JHF II.
     The purpose of the Reorganization is to combine two funds with identical investment objectives and policies. The combined fund offers economies of scale that may lead to lower shareholder expenses and greater growth potential.
     The Acquired Fund offers two classes of shares: Investor Class shares and Institutional Class shares, neither of which is subject to any distribution and service (Rule 12b-1) fees. Investor Class shares are, however, subject to an annual shareholder servicing fee of 0.25% of the average daily net assets of such shares.
     In connection with the Reorganization, Investor Class shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund and Institutional Class shareholders of the Acquired Fund will receive Class I shares of the Acquiring Fund. Class A shares of the Acquiring Fund are subject to distribution and service (Rule 12b-1) fees equal to the annual rate of 0.30% of the average daily net assets of Class A shares. Class I shares of the Acquiring Fund are not subject to any distribution and service (Rule 12b-1) fees.
     The net assets of the Acquired Fund as of June 30, 2012 amounted to approximately $23,205,000. Since the Acquiring Fund had no assets as of June 30, 2012, the net assets of the combined fund as of that date would have been approximately $23,205,000.
     Each Fund pays its investment adviser management fees equal to an annual percentage of its average daily net assets. The Acquired Fund pays Turner annual advisory management fees equal to 0.85% of the Acquired Fund’s average daily net assets. The Acquiring Fund will pay JHIMS annual advisory management fees equal to a percentage of the Acquiring Fund’s average daily net assets, as shown in the following table.
     The advisory fee breakpoints for the Acquiring Fund are:

First $750 million of Net Assets	0.85%
Next $500 million of Net Assets	0.80%
Excess over $1.25 billion of Net Assets	0.75%
     JHIMS will pay subadvisory fees to Turner from its own assets and not from the Acquiring Fund’s assets.

2

     Turner has agreed to limit the “Net annual operating expenses” of the Acquired Fund’s Investor Class and Institutional Class shares to 1.35% and 1.10%, respectively, of the average daily net assets of the relevant class, through January 31, 2013. JHIMS has agreed to limit the “Net annual operating expenses” of Class A and Class I shares of the Acquiring Fund to 1.35% and 1.10%, respectively, until January 31, 2015, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, acquired fund fees and expenses and short dividend expense.
     The following table identifies the various service providers to the Funds, other than each Fund’s investment adviser and, with respect to the Acquiring Fund, the subadviser. Each of these service providers has entered into an agreement with Turner Funds or JHF II, as the case may be, that governs the provision of services to the Funds.

	Acquired Fund	Acquiring Fund
Distributor	Foreside Fund Services, LLC	John Hancock Funds, LLC
Transfer agent	DST Systems, Inc.	John Hancock Signature Services, Inc.
Custodian	Citibank, N.A.	State Street Bank & Trust Company
Administrator	Turner	JHIMS
Sub-Administrator	Citi Fund Services Ohio, Inc.	None
Independent registered public accounting firm	KPMG LLP	PricewaterhouseCoopers LLP
     On a pro forma basis, using gross fees and expenses for the Acquiring Fund without reflecting the impact of JHIMS’ agreement to limit net annual operating expenses of the Acquiring Fund until January 31, 2015, for the twelve months ended March 31, 2012, the proposed reorganization would have resulted in no change in management fees, and an increase in other operating expenses (including custodian fees and audit fees) of approximately $8,950 for Class A and a decrease in other operating expenses (including custodian and audit fees) of approximately $3,804 for Class I, resulting in an increase of approximately 0.19% in the gross operating expense ratio for Class A shares, and a decrease of approximately 0.06% in the gross operating expense ratio for Class I shares relating to the combined fund’s expense ratios. If reduced annual operating expenses pursuant to JHIMS’s expense limitation were reflected, there would have been no increase in other operating expenses.
     No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation of portfolio securities or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended.
     The Reorganization is expected to be tax-free for federal income tax purposes. This means that no gain or loss will be recognized by the Acquired Fund or its shareholders, or by the Acquiring Fund, as a result of the Reorganization. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Acquired Fund will be the same as the aggregate tax basis that the shareholders of the Acquired Fund had with respect to their shares of the Acquired Fund immediately before the Reorganization, and the tax holding period of the Acquiring Fund shares received by such shareholders will include the holding period of their Acquired Fund shares. As of September 30, 2011, the Acquired Fund had capital loss carry forwards of approximately $477,000 that expire in 2017, and $77,000 that expire in 2018.
     JHIMS and Turner will pay the costs incurred in connection with entering into and carrying out the provisions of the Agreement and Plan of Reorganization, whether or not the Reorganization occurs.

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